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                                                               EXHIBIT 10.33


                            Overseas Filmgroup, Inc.
                             8800 Sunset Boulevard
                        Los Angeles, California  90069


                                       As of April 14, 1998


Coutts & Co.
440 Strand
London WC2R 0QS
England

Berliner Bank A.G. London Branch
No. 1 Crown Court
Cheapside
London EC2V 6JP
England


      Re:  Amendment ("Amendment") dated April 14, 1998 to Restated and
           Amended Syndication Agreement dated as of October 31, 1996 (the "Syndication Agreement") among Coutts & Co. ("Coutts"), Berliner Bank A.G. London Branch ("Berliner") (Coutts and Berliner collectively referred to as the "Banks"), Overseas Filmgroup, Inc. and Entertainment/Media Acquisition Corporation (the "Company"),
           as amended and extended
           --------------------------------------------------------------------


Gentlemen:

          Please refer to the above-referenced Amendment. Capitalized terms used but not defined herein shall have the meanings set forth in the Syndication Agreement and the Amendment. For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and notwithstanding anything to the contrary set forth in the Amendment, the parties hereto hereby agree as follows:

          1. Notwithstanding the agreement of Ellen and Robert Little (the "Littles") to certain deferrals of payments to them under the Merger Note as set forth in paragraph 8 of the Amendment, all of the other provisions of the Merger Note and the related security agreement ("Security Agreement") dated as of October 31, 1996 between Company and the Littles, including, without limitation, the provisions thereof relating to acceleration of payments due under the Merger Note upon the occurrence of an Event of Default (as that term is defined in the Security Agreement), shall continue to apply in accordance with the terms and provisions of the Merger Note and the Security Agreement without variation, subject always to the terms and



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provisions of that certain subordination/non-disturbance agreement dated
October 31, 1996 among the Littles, Coutts and Company.

          2. Except as expressly amended and supplemented hereby, the Amendment is hereby ratified and confirmed to be in full force and effect.

          Please confirm your agreement to the foregoing by signing in the spaces provided hereinbelow.


                                       Very truly yours,

                                       OVERSEAS FILMGROUP, INC.



                                       By   /s/ William F. Lischak
                                           -------------------------

                                       Its      CEO/CFO
                                           -------------------------


ACKNOWLEDGED AND AGREED TO:

COUTTS & CO.



By    /s/ Chris Collins
    ------------------------
Its    Manager
    ------------------------


BERLINER BANK A.G. LONDON BRANCH



By    /s/ Steve Robbins David Bray
     -----------------------------
Its    Associate Directors
     -----------------------------


/s/ Ellen Little
-----------------------------
Ellen Little


/s/ Robert Little
-----------------------------
Robert Little